SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 9, 2012


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


         Colorado                      001-35245              20-2835920
  ----------------------------   ---------------------   -------------------
  (State or other jurisdiction   (Commission File No.)   (IRS Employer
      of incorporation)                                  Identification No.)


                                20203 Highway 60
                           Platteville, Colorado 80651
            --------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


             Registrant's telephone number, including area code: (970) 737-1073
                                                                 --------------

                                       N/A
               ---------------------------------------------------
          (Former name or former address if changed since last report)

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Item 2.02   Results of Operations and Financial Condition

     On July 9, 2012 the Company issued a press release regarding the Company's operating results for the period ending May 31, 2012, as well as other information regarding the Company.

Item 9.01   Exhibits

Exhibit
Number     Description of Document
------     -----------------------

 99.1      July 9, 2012 Press Release.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2012


                                    SYNERGY RESOURCES CORPORATION


                                    By: /s/ Frank L. Jennings
                                        -------------------------------------
                                        Frank L. Jennings, Principal Financial
                                        and Accounting Officer

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